SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 29, 2004

BAM! ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32989 (Commission File Number)	77-0553117 (I.R.S. Employer Identification No.)

333 West Santa Clara Street, Suite 716
San Jose, California 95113
(Address of Principal Executive Offices, Including Zip Code)

(408) 298-7500
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 10.1
EXHIBIT 99.1

Item 5: Other Events
Item 7: Financial Statements and Exhibits
SIGNATURES
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 10.1
Exhibit 99.1

ITEM 5. OTHER EVENTS.

On January 30, 2004, the Registrant issued a press release announcing that it had agreed to sell 2,532,522 shares of its common stock and warrants to purchase another 1,519,513 shares of its common stock, resulting in gross proceeds (assuming no exercise of the warrants) of $2,330,000, in a private offering to institutional and accredited investors. The Registrant also granted the investors additional investment right to purchase an additional 2,467,478 shares of its common stock and warrants to purchase another 1,480,487 shares of its common stock. A copy of the press release is filed herewith as Exhibit 99.1. A copy of the securities purchase agreement entered into by and among the Registrant and the investors is filed herewith as Exhibit 10.1, a form of the stock purchase warrant is filed herewith as Exhibit 4.1, a form of the additional investment right is filed herewith as Exhibit 4.2, a form of the common stock registration rights agreement is filed herewith as Exhibit 4.3 and a form of the warrant shares registration rights agreement is filed herewith as Exhibit 4.4.

The shares of common stock underlying the additional investment rights are purchasable at $0.92 per share and the warrants underlying the additional investment rights have a five year term and are exercisable at the greater of (i) $1.40 and (ii) the lesser of (x) the closing bid price of the Registrant’s common stock on The Nasdaq Stock Market on the business day immediately preceding the exercise date of the additional investment right and (y) the average of the closing bid price of the Registrant’s common stock on The Nasdaq Stock Market for the five business days immediately preceding the exercise date of the additional investment right.

The additional investment rights are exercisable until 45 business days after the effectiveness of a registration statement to be filed by the Registrant covering the shares of common and warrants sold at the closing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Exhibit Description

4.1	Form of Stock Purchase Warrant dated as of January 29, 2004 by and between the Registrant and each of the investors.

4.2	Form of Additional Investment Right dated as of January 29, 2004 by and between the Registrant and each of the investors.

4.3	Form of Common Stock Registration Rights Agreement dated as of January 29, 2004 by and between the Registrant and each of the investors.

4.4	Form of Warrant Shares Registration Rights Agreement dated as of January 29, 2004 by and between the Registrant and each of the investors.

10.1	Securities Purchase Agreement dated as of January 29, 2004 by and among the Registrant and the investors set forth on the execution pages thereof.

99.1	Press Release dated as of January 30, 2004 announcing agreement to sell the Registrant’s common shares and warrants in $2,330,000 private offering.

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 2, 2004	BAM! ENTERTAINMENT, INC

	By:	/S/ STEPHEN AMBLER

Name: Stephen Ambler
Title: Chief Financial Officer